SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 2 TO FORM 8-K FILED ON FEBRUARY 26, 2004

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2006

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed by Open Text Corporation, an Ontario corporation (“Open Text” or the “Company”), as an amendment to that certain Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on February 26, 2004 (the “Original 8-K”), as amended by the Current Report on Form 8-K/A filed on May 3, 2004 (the “Amended 8-K”).

Item 9.01: Financial Statements and Exhibits

The Original 8-K related to the announcement that Open Text had closed its tender offer for the outstanding shares of IXOS Software AG (“IXOS”), a German corporation, pursuant to which a wholly owned subsidiary of Open Text acquired approximately 88% of the ordinary share capital and voting rights of IXOS.

The Amended 8-K filed the audited financial statements of IXOS for IXOS’ fiscal years ended June 30, 2003, 2002 and 2001. IXOS’ financial statements for the fiscal years ended June 30, 2003 (the “2003 Financial Statements”) filed with the Amended 8-K were audited by IXOS’ then current auditors, Ernst & Young AG. IXOS’s financial statements for the fiscal year ended June 30, 2002 (the “2002 Financial Statements”) filed with the Amended 8-K were audited by IXOS’s then former auditors, AW Treuhand GmbH. IXOS’ financial statements for the fiscal year ended June 30, 2001 (the “2001 Financial Statements”) were audited by IXOS’ then former auditors, Arthur Andersen GmbH (“Arthur Andersen”), which has since ceased operations.

Subsequent to the completion of the tender offer by Open Text, a thorough review of IXOS’ books and records was conducted. In the course of that review, Open Text discovered accounting irregularities at IXOS Software K.K., a wholly-owned Japanese subsidiary of IXOS, concentrated in the areas of revenue recognition and cost capitalization. Forensic accountants were engaged by Open Text to conduct an independent review of the transactions, records and business arrangements of IXOS Software K.K. This review revealed a cumulative overstatement of revenue by IXOS Software K.K. during the period between IXOS’ fiscal years 2001 and 2003. The transactions reviewed also had the effect of overstating certain expenses and current assets.

As part of its investigation into the aforementioned matters, Open Text and IXOS performed an extensive group-wide review of account balances. This group-wide review led to the determination that the previously issued IXOS consolidated financial statements also required restatement related to the under-accrual of personnel related expenses, maintenance revenue and sales and use taxes in IXOS’ United States operations.

Open Text is herewith filing restated financial statements of IXOS for the fiscal years ended June 30, 2002 and 2003 in order to restate the 2002 Financial Statements and the 2003 Financial Statements. The 2001 Financial Statements also require restatement and should no longer be relied upon. Because Arthur Andersen has ceased operations, a restatement of the 2001 Financial Statements herein would have involved unreasonable cost and effort. Thus, Open Text includes herein, based on discussions with the SEC, previously un-filed audited consolidated financial statements of IXOS for the period from July 1, 2003 to February 29, 2004.

As the matters leading to the restatements of the IXOS financial statements occurred prior to the acquisition of IXOS by Open Text, such restatements do not impact the reported financial position and results of operations of Open Text for its then most recently completed fiscal year ended June 30, 2004. The Company’s preliminary purchase price allocation was amended during Open Text’s fiscal year ended June 30, 2005.

The following restated financial statements and exhibits are filed as part of this Current Report, on Form 8-K/A, where indicated:

(a)	Financial Statements of the Business Acquired

The following audited financial statements of IXOS Software AG are included as Exhibit 99.1 to this Current Report on Form 8-K/A:

Restated Fiscal years ended June 30, 2002 and June 30, 2003:

Report of independent auditors for the fiscal year ended June 30, 2002

Report of independent auditors for the fiscal year ended June 30, 2003

Restated Consolidated Statements of Operations for the years ended June 30, 2002 and 2003

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Restated Consolidated Balance Sheets as of June 30, 2002 and 2003

Restated Consolidated Statements of Shareholders’ Equity for the years ended June 30, 2002 and 2003

Restated Consolidated Statements of Cash Flows for the years ended June 30, 2002 and 2003

Notes to the Restated Consolidated Financial Statements

For the period from July 1, 2003 to February 29, 2004

Report of independent auditors for the period from July 1, 2003 to February 29, 2004

Consolidated Statement of Operations for the period from July 1, 2003 to February 29, 2004

Consolidated Balance Sheet as of February 29, 2004

Consolidated Statement of Shareholders’ Equity for the period from July 1, 2003 to February 29, 2004

Consolidated Statement of Cash Flows for period from July 1, 2003 to February 29, 2004

Notes to the Consolidated Financial Statements

(b)	Pro Forma Financial Information

The following restated unaudited pro forma financial information of IXOS is included as Exhibit 99.2 to this Current Report on Form 8-K/A:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended June 30, 2003

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended December 31, 2003

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	Shell Company Transactions

None

(d)	Exhibits

Exhibit No. Description

The Exhibits that are filed with this Current Report on Form 8-K/A are set forth in the Exhibit Index to this Current Report on Form 8-K/A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

June 30, 2006	By:	/s/ Paul J. McFeeters
Paul J. McFeeters
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Independent Auditors’ Consent of KPMG LLP

99.1	The following audited restated consolidated financial statements of IXOS:

Fiscal years ended June 30, 2002 and 2003

Independent Auditors Report of Ernst & Young AG Wirtschaftsprüfungsgesellschaft

Independent Auditors Report of AW Treuhand GmbH Wirtschaftsprüfungsgesellschaft Steuerberatungsgesellschaft

Restated Consolidated Statements of Operations for the years ended June 30, 2002 and 2003

Restated Consolidated Balance Sheets as of June 30, 2002 and 2003

Restated Consolidated Statements of Shareholders’ Equity for the years ended June 30, 2002 and 2003

Restated Consolidated Statements of Cash Flows for the years ended June 30, 2002 and 2003

Notes to the Restated Consolidated Financial Statements

For the period from July 1, 2003 to February 29, 2004

Independent Auditors Report of KPMG LLP

Consolidated Statement of Operations for the period from July 1, 2003 to February 29, 2004

Consolidated Balance Sheet as of February 29, 2004

Consolidated Statement of Shareholders’ Equity for the period from July 1, 2003 to February 29, 2004

Consolidated Statement of Cash Flows for the period from July 1, 2003 to February 29, 2004

Notes to the Consolidated Financial Statements

99.2	The following unaudited pro forma financial information as at December 31, 2003, for the year ended June 30, 2003 and for the six months ended December 31, 2003

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended June 30, 2003

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-months ended December 31, 2003

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

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